UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2022

BARNES & NOBLE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-37499	46-0599018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Mountainview Blvd., Basking Ridge, NJ 07920
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:		(908) 991-2665

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which registered
Common Stock, $0.01 par value per share	BNED	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On December 1, 2022, David W.B. Nenke submitted his resignation as an officer of Barnes & Noble Education, Inc. (the “Company”), effective as of December 6, 2022 (the “Resignation Date”), in conjunction with the elimination of the role of President, Digital Student Solutions previously held by Mr. Nenke.

In connection with Mr. Nenke’s resignation, the Company and Mr. Nenke entered into a resignation letter agreement (the “Resignation Letter”). Pursuant to the terms of the Resignation Letter and his Letter Agreement (as defined in the Resignation Letter), effective as of the Resignation Date, Mr. Nenke will be entitled to receive a lump sum payment of an amount equal to 1.0 times the sum of (i) his base salary ($550,000) and (ii) the remaining payment from Mr. Nenke’s July 14, 2022 retention award ($100,000), totaling $650,000 in the aggregate. As a condition to payment of all of the foregoing amounts, Mr. Nenke will execute a release of claims in favor the Company and its affiliates following his termination of employment.

The foregoing summary of the Resignation Letter is not complete and is qualified in its entirety by reference to the full text of the Resignation Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Exhibit No.	Description
10.1	Resignation letter dated December 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: December 6, 2022
BARNES & NOBLE EDUCATION, INC.

By:     /s/ Michael C. Miller
Name:     Michael C. Miller
Title:     Executive Vice President, Corporate Development & Affairs and Chief Legal Officer

BARNES & NOBLE EDUCATION, INC.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Resignation letter dated December 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)